UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-2944

Oppenheimer Rising Dividends Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 7/31/2016

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS July 31, 2016 Unaudited

	Shares	Value
Common Stocks—97.6%
Consumer Discretionary—10.6%
Hotels, Restaurants & Leisure—1.3%
McDonald’s Corp.	238,230	$ 28,027,760
Starbucks Corp.	343,620	19,947,141
		47,974,901
Internet & Catalog Retail—1.1%
Amazon.com, Inc.[1]	53,830	40,846,742
Leisure Products—0.5%
Hasbro, Inc.	238,130	19,343,300
Media—2.7%
Comcast Corp., Cl. A	421,620	28,353,945
Omnicom Group, Inc.	471,000	38,758,590
Walt Disney Co. (The)	390,270	37,446,406
		104,558,941
Specialty Retail—4.2%
Home Depot, Inc. (The)	543,040	75,069,850
O’Reilly Automotive, Inc.[1]	76,850	22,334,915
TJX Cos., Inc. (The)	783,480	64,025,986
		161,430,751
Textiles, Apparel & Luxury Goods—0.8%
NIKE, Inc., Cl. B	539,800	29,958,900
Consumer Staples—9.1%
Beverages—5.3%
Coca-Cola Co. (The)	854,430	37,278,781
Constellation Brands, Inc., Cl. A	232,560	38,286,353
Dr Pepper Snapple Group, Inc.	400,735	39,476,405
PepsiCo, Inc.	789,430	85,984,715
		201,026,254
Food & Staples Retailing—1.5%
CVS Health Corp.	601,550	55,775,716
Food Products—1.0%
ConAgra Foods, Inc.	773,780	36,181,953
Household Products—1.3%
Colgate-Palmolive Co.	678,570	50,505,965
Energy—6.1%
Energy Equipment & Services—0.8%
Halliburton Co.	652,339	28,481,121

	Shares	Value
Oil, Gas & Consumable Fuels—5.3%
Chevron Corp.	773,915	$ 79,310,809
Exxon Mobil Corp.	835,721	74,337,383
Occidental Petroleum Corp.	377,397	28,202,878
Phillips 66	258,510	19,662,270
		201,513,340
Financials—13.1%
Capital Markets—2.2%
BlackRock, Inc., Cl. A	230,630	84,468,237
Commercial Banks—4.3%
JPMorgan Chase & Co.	1,350,140	86,368,456
US Bancorp	457,090	19,275,485
Wells Fargo & Co.	1,199,550	57,542,414
		163,186,355
Diversified Financial Services—1.3%
Intercontinental Exchange, Inc.	186,950	49,392,190
Insurance—3.3%
Allstate Corp. (The)	864,900	59,098,617
Chubb Ltd.	511,880	64,118,089
		123,216,706
Real Estate Investment Trusts (REITs)—2.0%
American Tower Corp.	280,400	32,461,908
Crown Castle International Corp.	278,820	27,053,904
Equinix, Inc.	48,610	18,125,211
		77,641,023
Health Care—17.6%
Biotechnology—1.2%
Amgen, Inc.	131,360	22,597,861
Celgene Corp.[1]	182,750	20,502,722
		43,100,583
Health Care Equipment & Supplies—4.2%
Baxter International, Inc.	600,280	28,825,446
Danaher Corp.	500,520	40,762,349
Medtronic plc	796,440	69,792,037
Stryker Corp.	166,210	19,326,899
		158,706,731
Health Care Providers & Services—2.6%
Quest Diagnostics, Inc.	307,470	26,553,109

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STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Health Care Providers & Services (Continued)
UnitedHealth Group, Inc.	509,710	$ 72,990,472
		99,543,581
Pharmaceuticals—9.6%
Allergan plc[1]	205,160	51,895,222
Bristol-Myers Squibb Co.	783,920	58,645,055
Johnson & Johnson	1,078,680	135,083,096
Merck & Co., Inc.	670,310	39,320,385
Pfizer, Inc.	1,668,600	61,554,654
Teva Pharmaceutical Industries Ltd., Sponsored ADR	347,380	18,584,830
		365,083,242
Industrials—14.6%
Aerospace & Defense—4.4%
Boeing Co. (The)	145,680	19,471,589
Honeywell International, Inc.	497,590	57,884,645
Lockheed Martin Corp.	85,130	21,514,905
United Technologies Corp.	622,420	67,003,513
		165,874,652
Air Freight & Couriers—1.3%
United Parcel Service, Inc., Cl. B	455,380	49,226,578
Building Products—0.6%
A.O. Smith Corp.	255,450	23,728,751
Electrical Equipment—1.0%
Acuity Brands, Inc.	74,770	19,621,891
Rockwell Automation, Inc.	165,100	18,887,440
		38,509,331
Industrial Conglomerates—2.9%
3M Co.	290,520	51,817,147
General Electric Co.	1,915,400	59,645,556
		111,462,703
Machinery—3.1%
Fortive Corp.[1]	250,260	12,065,034
Illinois Tool Works, Inc.	540,510	62,374,854
Ingersoll-Rand plc	308,680	20,453,137
Stanley Black & Decker, Inc.	176,350	21,461,795
		116,354,820

	Shares	Value
Road & Rail—1.3%
Union Pacific Corp.	515,920	$ 48,006,356
Information Technology—18.9%
Communications Equipment—1.1%
Cisco Systems, Inc.	1,366,160	41,708,865
Electronic Equipment, Instruments, & Components—1.1%
Corning, Inc.	1,820,640	40,454,621
Internet Software & Services—2.1%
Alphabet, Inc., Cl. A1	99,570	78,793,724
IT Services—2.8%
Accenture plc, Cl. A	160,898	18,150,903
MasterCard, Inc., Cl. A	213,110	20,296,597
PayPal Holdings, Inc.[1]	1,049,660	39,089,338
Visa, Inc., Cl. A	388,980	30,359,889
		107,896,727
Semiconductors & Semiconductor Equipment—3.2%
Broadcom Ltd.	122,030	19,766,419
NVIDIA Corp.	421,070	24,043,097
Texas Instruments, Inc.	1,092,020	76,168,395
		119,977,911
Software—6.9%
Activision Blizzard, Inc.	1,279,505	51,384,921
Electronic Arts, Inc.[1]	233,170	17,795,534
Microsoft Corp.	2,079,042	117,840,100
Oracle Corp.	1,868,290	76,674,622
		263,695,177
Technology Hardware, Storage & Peripherals—1.7%
Apple, Inc.	622,020	64,820,704
Materials—4.6%
Chemicals—2.6%
Air Products & Chemicals, Inc.	269,370	40,249,265
Albemarle Corp.	340,350	28,647,260
Praxair, Inc.	254,400	29,647,776
		98,544,301
Construction Materials—0.9%
Vulcan Materials Co.	263,470	32,665,011

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	Shares	Value
Containers & Packaging—0.5%
Avery Dennison Corp.	262,769	$ 20,467,077
Metals & Mining—0.6%
Newmont Mining Corp.	491,620	21,631,280
Telecommunication Services—1.3%
Diversified Telecommunication Services—1.3%
AT&T, Inc.	1,110,420	48,070,082
Utilities—1.7%
Electric Utilities—1.7%
NextEra Energy, Inc.	516,567	66,270,380
Total Common Stocks (Cost $3,052,971,834)		3,700,095,583

	Shares	Value
Investment Company—2.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.45%[2,3] (Cost $102,043,412)	102,043,412	$ 102,043,412
Total Investments, at Value (Cost $3,155,015,246)	100.3%	3,802,138,995
Net Other Assets (Liabilities)	(0.3)	(11,812,092)
Net Assets	100.0%	$ 3,790,326,903

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 30, 2015[a]	Gross Additions	Gross Reductions	Shares July 31, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	109,261,902	1,443,535,119	1,450,753,609	102,043,412

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$102,043,412	$284,559

        a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3      OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO STATEMENT OF INVESTMENTS July 31, 2016 Unaudited

1. Organization

Oppenheimer Rising Dividends Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

4      OPPENHEIMER RISING DIVIDENDS FUND

3. Securities Valuation (Continued)

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

5      OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based

6      OPPENHEIMER RISING DIVIDENDS FUND

3. Securities Valuation (Continued)

on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$404,113,535	$—	$—	$404,113,535
Consumer Staples	343,489,888	—	—	343,489,888
Energy	229,994,461	—	—	229,994,461
Financials	497,904,511	—	—	497,904,511
Health Care	666,434,137	—	—	666,434,137
Industrials	553,163,191	—	—	553,163,191
Information Technology	717,347,729	—	—	717,347,729
Materials	173,307,669	—	—	173,307,669
Telecommunication Services	48,070,082	—	—	48,070,082
Utilities	66,270,380	—	—	66,270,380
Investment Company	102,043,412	—	—	102,043,412

Total Assets	$3,802,138,995	$—	$—	$3,802,138,995

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

7      OPPENHEIMER RISING DIVIDENDS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and

8      OPPENHEIMER RISING DIVIDENDS FUND

5. Market Risk Factors (Continued)

principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$3,164,679,761

Gross unrealized appreciation	$ 651,946,695
Gross unrealized depreciation	(14,487,461)

Net unrealized appreciation	$ 637,459,234

9      OPPENHEIMER RISING DIVIDENDS FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rising Dividends Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/14/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/14/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	9/14/2016